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                                                                    EXHIBIT 99.2
                                                                    ------------



            WINTHROP RESIDENTIAL ASSOCIATES II, A LIMITED PARTNERSHIP
                           FORM 10-QSB MARCH 31, 2003


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Winthrop Residential Associates II, A Limited Partnership, (the "Partnership"), on Form 10-QSB for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



Date:  May 15, 2003                               /s/ Michael L. Ashner
                                                  -----------------------------
                                                  Michael L. Ashner
                                                  Chief Executive Officer


Date:  May 15, 2003                               /s/ Thomas C. Staples
                                                  -----------------------------
                                                  Thomas C. Staples
                                                  Chief Financial Officer







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